MH Elite Portfolio of Funds Trust

MH Elite Fund of Funds

Schedule of Investments

March 31, 2021 (Unaudited)

Mutual Funds (96.3%)	Shares	Value

Vanguard Tax-Managed Capital App Adm Class	6,216	$ 1,298,396
T. Rowe Price Dividend Growth	18,970	1,192,098
Shelton Nasdaq-100 Index Direct	39,886	1,187,419
Primecap Odyssey Aggressive Growth	20,344	1,159,802
Hillman Focused	33,934	1,088,597
Columbia Dividend Income Class I2	38,089	1,084,007
Homestead Value No Load	20,415	1,062,385
Hartford Core Equity Class R6	23,918	1,041,617
T. Rowe Price Global Technology	37,538	1,031,156
DoubleLine Shiller Enhanced CAPE Class I	52,420	1,028,471
Loomis Sayles Growth Class Y	39,936	951,278
Principal Blue Chip Class I	24,797	880,557
Vanguard Dividend Growth Inv Class	24,679	849,957
Fidelity Select Medical Tech & Devices	10,761	807,004
Akre Focus Class I	14,000	801,360
Fidelity Select Retailing	22,104	544,651
Nuance Mid Cap Value Class I	31,703	467,618

Total Mutual Funds (Cost $ 10,714,380)		16,476,373

Short-Term Securities (2.4%)

Fidelity Institutional Money Market (Cost $ 412,530)		412,530

Total Short-Term Securities		412,530

Total Investments in Securities (Cost $ 11,126,910) (98.7%)		16,888,903

Net Other Assets and Liabilities (1.3%)		222,607

Net Assets (100%)		$ 17,111,510

At March 31, 2021, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investment securities	$10,714,380
Unrealized appreciation	5,761,993
Unrealized depreciation	-
Net unrealized appreciation (depreciation)	5,761,993

MH Elite Portfolio of Funds Trust

MH Elite Fund of Funds

Schedule of Investments

March 31, 2021 (Unaudited)

Security Valuation - ASC 820 (formerly Statement of Financial Accounting Standards No. 157) establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.  The topic establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).

All securities purchased by the Funds trade on national stock exchanges, are liquid and have closing prices that are readily available for use in pricing the Funds’ securities on a daily basis.  Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ net assets as of March 31, 2021:

Description	Level 1 – Quoted prices	Level 2 – Other significant observable inputs	Level 3 – Significant unobservable inputs	Total
Mutual Funds	$ 16,476,373	-	-	$ 16,476,373
Short Term Investments	412,530	-	-	412,530
Total Investments in Securities	$ 16,888,903	-	-	$ 16,888,903

For additional information on the Fund’s policy regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent financial statements included in its semiannual or annual report to shareholders.